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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): March 20, 2003


                        MAX & ERMA'S RESTAURANTS, INC.
            (Exact Name of Registrant as Specified in its Charter)


       Delaware              0-11514               31-1041397
   (State or other       (Commission File        (IRS Employer
   jurisdiction of           Number)          Identification No.)
    incorporation)


                             4849 Evanswood Drive
                              Columbus, OH 43229
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: 614/431-5800



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ITEM 5. - OTHER EVENTS.

         On March 20, 2003, Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), issued a press release announcing first quarter 2003 financial results. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

Item 7.   Exhibits.

         (c)      Exhibits.

             Exhibit No.                                      Description
                 99            Max & Erma's Restaurants, Inc. Press Release, dated March 20, 2003.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Max & Erma's Restaurants, Inc.


Date: March 20, 2003           By: /s/ William C. Niegsch
                                  ---------------------------------------
                                  William C. Niegsch, Jr., Executive Vice
                                  President and Chief Financial Officer




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EXHIBITS INDEX


               Exhibit No.
               Description
                 99            Max & Erma's Restaurants, Inc. Press Release, dated March 20, 2003.